AFL-CIO HOUSING INVESTMENT TRUST Charlesview Apartments Boston, MA

PROJECT DESCRIPTION

The Charlesview Apartments project created a new 240-unit affordable rental housing complex in Boston’s Brighton neighborhood. It became home to former residents of a 213-unit apartment development of the same name, which was previously located nearby and was redeveloped. The $152 million project replaced the original 213 units of affordable housing while adding another 27 units. The design features townhouse and mid-rise apartment buildings, as well as parking and over 23,000 square feet of retail and community space.

HIT ROLE

The AFL-CIO Housing Investment Trust (HIT) provided $58.2 million in financing for the $152 million project in April 2011. This included a $34.7 million tax-exempt construction loan note and a $23.5 million taxable construction loan note issued by MassHousing.

The HIT has been a long-time partner with project developer, The Community Builders, Inc., in creating affordable housing in the Boston area and other parts of the country, particularly through the rehabilitation of distressed public housing projects.

SOCIAL IMPACT

By rebuilding the aging Charlesview Apartments on a nearby site, this project enabled the Charlesview’s low-income residents to remain in their neighborhood in new homes they could afford. The new Charlesview provided much-needed mixed-income housing and new public spaces for the Brighton community. Of the Charlesview’s 240 units, 221 were set aside for households that meet Section 8 or Low Income Housing Tax Credit eligibility. The remaining 19 were reserved for current Charlesview residents without income restrictions.

Designed to be environmentally friendly and sustainable, the complex is LEED-certified. Its location, adjacent to three city bus routes and within walking distance of schools, shops, and other public resources, exemplifies transit oriented development.

All on-site construction work was performed under collective bargaining agreements with local building and construction trades unions, which generated an estimated 750 union construction jobs.*

*Job and economic benefit figures in this report are calculated using an IMPLAN input-output model developed by Pinnacle Economics, Inc.

“This is a major project that will keep
hundreds of union members working as it
meets the need for affordable housing for
local residents.”

—Martin J. Walsh, then Secretary-Treasurer & General Business Agent,
Metropolitan District Building and Construction Trades Council, Boston

ABOUT THE HIT

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Ave, NW Suite 200

Washington D.C. 20037

T: 202-331-8055  |  F: 202-331-8190  |  www.aflcio-hit.com

10/2018